Exhibit 99.49

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-K

KEY PERFORMANCE FACTORS
June 30, 2001



Expected B Maturity 10/17/2005


Blended Coupon 4.8831%


Excess Protection Level
3 Month Average   7.10%
June, 2001   6.29%
May, 2001   7.17%
April, 2001   7.84%


Cash Yield19.01%


Investor Charge Offs 5.67%


Base Rate 7.05%


Over 30 Day Delinquency 4.78%


Seller's Interest 8.00%


Total Payment Rate14.15%


Total Principal Balance$57,876,901,808.74


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,631,211,247.25